UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES AND EXCHANGE ACT OF 1934


                            September 24, 1997
                             (Date of Report)


                        BUCYRUS INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)


        Delaware              1-871            39-0188050
     (State or other    (Commission File      (IRS Employer
     jurisdiction of         Number)           ID Number)
     incorporation)


                               P.O. Box 500
                           1100 Milwaukee Avenue
                    South Milwaukee, Wisconsin  53172
                 (Address of principal executive offices)



                              (414) 768-4000
           (Registrant's telephone number, including area code)

Item 5.  Other Events

     On September 24, 1997, Bucyrus International, Inc ("Registrant") issued a press release announcing that the Registrant had privately placed $150,000,000 of its 9 3/4% Senior Notes due 2007. A copy of said press release is filed as an exhibit to this report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

          99.1 Press Release, dated September 24, 1997, issued by Bucyrus International, Inc. announcing the private placement of $150,000,000 of 9 3/4% Senior Notes due 2007.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BUCYRUS INTERNATIONAL, INC.
                                   (Registrant)



                         By:       /s/ C. R. Mackus
                         Name:     C. R. Mackus
                         Title:    Secretary and Controller


Date: September 25, 1997

                         BUCYRUS INTERNATIONAL, INC.
                               EXHIBIT INDEX
                                    TO
                        CURRENT REPORT ON FORM 8-K




                                                 Incorporated
   Exhibit                                         Herein By      Filed
   Number   Description                            Reference    Herewith

    99.1    Press Release, dated September 24,                      X
            1997, issued by Bucyrus International,
            Inc. announcing the private placement
            of $150,000,000 of 9 3/4% Senior Notes
            due 2007.













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